Exhibit 99.3

ATK CEO EMPLOYEE VIDEO SCRIPT – 29 APRIL 2014

•	Thank you for joining me. This morning, we outlined a strong and exciting future for our company and our employees.

•	I want to take a few moments to talk about that decision and what it means.

•	ATK’s Board of Directors approved a plan to create two strong, independent companies with leadership positions in their markets

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The proposed transaction provides for the spin-off of our Sporting Group. Immediately following the spin-off, Sporting will be a new, publicly traded company that will be 100 percent owned by ATK shareholders.

o	The new sporting company will be headquartered in Utah and I will serve as the Chairman and CEO.
o	Approximately 5,800 employees will work for the Sporting company, in 11 states and internationally.

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As part of the proposed transaction and immediately following the spin-off, our Aerospace and Defense Groups will merge with Orbital Sciences Corporation, with Orbital becoming a subsidiary of ATK. Upon completion of the transaction, ATK will change its name to Orbital ATK, Inc., and ATK shareholders will own approximately 53.8 percent of the shares in the combined company, and Orbital shareholders will own approximately 46.2 percent of the shares.

o	We have a long, collaborative history with Orbital with similar cultures. Both companies are focused on creating market leading positions, innovative products, quality and execution excellence.
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The co-founder and current Chairman, President and CEO of Orbital, Dave Thompson, will serve as the new President and CEO of Orbital ATK. Our Board Chairman, General Ronald Fogleman, will serve as Chairman of Orbital ATK’s Board of Directors.

o	Garrett Pierce, Orbital’s Chief Financial Officer, will continue to serve as CFO in the combined company.
o	Blake Larson, ATK Senior Vice President and President of the Aerospace Group, will serve as Chief Operating Officer.
o	Orbital ATK’s headquarters will be in Dulles, Virginia and the combined company will employ nearly 13,000 skilled workers.

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Following the close of the transaction, which we anticipate to occur by the end of the calendar year 2014, the new companies will be poised to build on their leadership positions, grow their businesses and provide opportunities for shareholders, customers, and you.

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ATK’s Board of Directors and management believe that as standalone companies, Sporting and Orbital ATK will be more focused competitors, with the strategic vision, operational flexibility and financial strength to make the most of their opportunities  and deliver a value proposition for our customers and shareholders.

•	So what does this mean for you?

o	Both companies will have the strategies to support growth on their own and succeed in their markets.
o	Both companies will continue to provide a competitive compensation and benefits package and offer career opportunities for employees in their specific business segments.

•	So what’s next?

o	The transaction is subject to customary closing conditions, including approval by shareholders, and regulatory approval.
o	A lot of planning and decisions are yet to be made,
o	Transition teams will begin to work on the transaction.
o	We will continue to make necessary decisions for the close, such as a name and brand for the new Sporting Company.
o	At this point, for the majority of the company, it’s business as usual.

•	With change comes questions. While we won’t answer all questions up front, we will be publicly disclosing milestones and information along the way.

•	So what can you do?

o	Take the time to understand this decision, read our public materials, and ask questions you may have.

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We will do our best to keep you informed during this period, however, as is company policy, we won’t be commenting on every report that appears in the media. My advice is that we all remain focused on the tasks at hand.

o	Most importantly, focus on continuing to deliver excellence while doing your job.

▪	We must demonstrate to our customers, our suppliers and our shareholders that we are focused on our business.
▪	Strong performance over the next several months will build momentum for the future.

o	And, as always, keep safety paramount in all that you do.

•	With your help, we have built our business to the point where this is the next logical step for ATK, its shareholders, customers and employees.

•	And I know that we can count on you as we move forward together into an exciting future!

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s shareholders and Orbital will merge with a subsidiary of ATK with Orbital surviving the merger as a wholly-owned subsidiary of ATK (the “Transaction”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for Sporting and the combined company and products and any other statements regarding Sporting’s,  ATK’S and Orbital’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expected,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both ATK’s shareholders and Orbital’s shareholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the ATK A&D; the integration of Orbital’s operations with those of ATK A&D being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Sporting’s ability to operate successfully as a standalone business; Sporting’s, ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; Sporting’s, ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; reduction or change in demand for commercial ammunition, firearms or accessories, including the risk that placed orders exceed actual customer requirements; risks associated with expansion into commercial markets; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Sporting, ATK or Orbital to adverse consequences; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Sporting, ATK and Orbital, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Sporting’s, ATK’s or Orbital’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Sporting, ATK or Orbital to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in ATK’s and Orbital’s filings with the Securities and Exchange Commission (the “SEC”), including ATK’s and Orbital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  ATK and Orbital assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s shareholders and Orbital will merge with a subsidiary of ATK, with Orbital surviving the merger as a wholly-owned subsidiary of ATK, ATK and Orbital intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including an ATK registration statement on Form S-4 that will include a joint proxy statement of ATK and Orbital that also constitutes a prospectus of ATK.  In addition, Sporting, a subsidiary of ATK, intends to file a registration statement on Form 10 or S-1 that will constitute a prospectus of Sporting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENTS/PROSPECTUSES AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATK, ORBITAL, SPORTING AND THE PROPOSED TRANSACTION.  The joint proxy statement and registration statements/prospectuses and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216 or from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder.  However, ATK, Orbital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2013 on Form 10-K filed with the SEC on May 23, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on June 14, 2013.  Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on March 11, 2014.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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